Exhibit 10.81

DISCRETIONARY ADVISORY AGREEMENT

THIS AGREEMENT (the “Agreement”) is made as of the 30 day of December, 2010 between GOLDMAN SACHS ASSET MANAGEMENT, L.P., a limited partnership organized under the laws of Delaware (the “Adviser”) and Alterra Bermuda Limited (the “Client”).

WHEREAS, the Adviser and other advisory affiliates (collectively, “Affiliate Advisers”) of Goldman, Sachs & Co. (“Goldman Sachs”) may, subject to applicable law and contract, provide investment advice to clients;

WHEREAS, the Client desires to appoint the Adviser as the investment adviser of the portion of the assets of the Client constituting the Account (as defined in Section 4), and the Adviser wishes to accept such appointment;

NOW THEREFORE, in consideration of the mutual agreements herein contained, it is covenanted and agreed as follows:

1. Appointment of Investment Adviser; Acceptance of Appointment. The Adviser is hereby appointed as investment adviser to the Account for the purpose of selecting and executing transactions which are in compliance with the Account’s Investment Guidelines (as defined in Section 2) and the Adviser hereby accepts such appointment. In performing its obligations under this Agreement, the Adviser may, at its own discretion, delegate any or all of its discretionary investment, advisory and other rights, powers and functions hereunder to any Affiliate Advisers, without further written consent of the Client, provided that the Adviser shall always remain liable to the Client for its obligations hereunder. References herein to the Adviser shall include, except in Section 20 hereof, any of the Affiliate Advisers to which the Adviser delegates responsibilities hereunder.

2. Discretion; Management of Account and Powers of Adviser. (a) The Adviser is hereby authorized to supervise and direct the investment and reinvestment of assets in the Account, with full authority and at its discretion (without reference to the Client), on the Client’s behalf and at the Client’s risk, subject to the written investment restrictions and guidelines (the “Investment Guidelines”) in respect of one or more sub-accounts and attached hereto as Appendix A as may be substituted from time to time at Client’s discretion. An investment’s compliance with the Investment Guidelines shall be determined on the date of purchase only, based upon the price and characteristics of the investment on the date of purchase compared to the value of the Account as of the most recent valuation date; the Investment Guidelines shall not be deemed breached as a result of changes in value or status of an investment following purchase. The Adviser’s authority and discretion hereunder shall include, without limitation, the power to buy, sell, retain and exchange investments and effect transactions; and other powers as the Adviser deems appropriate in relation to investing and executing transactions for the Account. The Client hereby authorizes the Adviser to open accounts and execute documents, indemnities and representation letters in the name of, binding against and on behalf of the Client for all purposes necessary or desirable in the Adviser’s view to effectuate the Adviser’s activities under this Agreement.

(b) The Client may from time to time amend the Investment Guidelines. The Adviser will not be bound to follow any amendment to the Investment Guidelines, however, until it has received actual written notice of the amendment from the Client and has agreed to accept such amendment. All transactions effected for the Account will be deemed to be in compliance with the Investment Guidelines unless written notice to the contrary is received by the Adviser from the Client within 30 days following the first issue of the periodic report containing such transactions.

(c) The Adviser may in its sole discretion invest the Account in any investment company, unit trust or other collective investment fund, registered or non-registered, for which the Adviser or any of its affiliates serves as investment adviser (“Affiliated Fund”). The Adviser will make such investments only if in its reasonable view the Affiliated Fund is, based on yield, safety, charges, nature of investment program, liquidity and other relevant factors, an equivalent investment to competing investments. In connection with investments in Affiliated Fund(s), the Client will pay its share of all fees, expenses and 12b-1 fees (if any) associated with investing in such Affiliated Fund(s); provided, that the Adviser agrees to waive the advisory fee payable by the Client hereunder for those Account assets invested from time to time in Affiliated Funds. The Client may revoke its consent to investment in Affiliated Funds at any time by written notice to the Adviser.

3. Portfolio Transactions. (a) The Adviser will place orders for the execution of transactions for the Account in accordance with Part II of the Adviser’s Form ADV as may be amended from time to time. Best price, giving effect to commissions and commission equivalents, if any, and other transaction costs, is normally an important factor in this decision, but the selection also takes into account the quality of brokerage services, including such factors as execution capability, willingness to commit capital, creditworthiness and financial stability, and clearance and settlement capability, and the provisions of research and other services. Accordingly, transactions will not always be executed at the lowest available price or commission. The Adviser may select a broker-dealer that furnishes the Adviser directly or through correspondent relationships with third party research or other services which provide in the Adviser’s view appropriate assistance to the Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions, if such instruments are permitted by the Investment Guidelines). Such research or other services may include research reports on companies, industries, and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. These selections, and the total amount of commissions given a particular broker-dealer, may be made pursuant to an agreement that would bind the Adviser to compensate the selected broker-dealer for the services provided. Research and other services obtained in this manner may be used in servicing any or all of the Adviser’s clients and may be used in connection with accounts other than those that pay commissions to the broker-dealer relating to the research or other service arrangements. The Adviser may endeavor to direct sufficient commissions to broker-dealers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Adviser believes is useful in its investment decision-making process.

(b) The Client authorizes the Adviser, at the Adviser’s discretion, to bunch or aggregate orders for the Account with orders of other clients and to allocate the aggregate amount of the investment among accounts (including accounts in which the Adviser, its affiliates and/or their personnel have beneficial interests) in the manner in which the Adviser shall determine appropriate and may, in accordance with applicable laws or rules of any exchange or regulatory or self-regulatory organization, when placing orders with Goldman Sachs or with unaffiliated brokers, give permission for Goldman Sachs or such other brokers to trade along with or ahead of the Client order. When portfolio decisions are made on an aggregated basis, the Adviser may in its discretion, place a large order to purchase or sell a particular security for the Account and the accounts of several other clients. Because of the prevailing trading activity, it is frequently not possible to receive the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged and the Account will be charged or credited with the average price; and the effect of the aggregation may operate on some occasions to the Client’s disadvantage. Although in such an instance the Client will be charged the average price, the Adviser will make the information regarding the actual transactions available to the Client upon the Client’s request. Neither the Adviser nor its affiliates, however, are required to bunch or aggregate orders, and therefore Client may not receive the average price on any given trade.

(c) Intentionally Omitted.

(d) The Adviser may cause the Client to enter into short-term borrowings to facilitate execution and settlement of transactions in the Account.

4. Account. The “Account” shall initially consist of the cash and other assets of the Client listed in the schedule of assets separately furnished in writing to the Adviser by the Client or otherwise delivered by the Client to its Custodian (as hereinafter defined) and notified to the Adviser for management hereunder, plus all investments, reinvestments and proceeds of the sale thereof, including, without limitation, all interest, dividends and appreciation on investments, less depreciation thereof and withdrawals therefrom, and at the Client’s direction may be comprised of one or more sub-accounts (each a “Sub-Account”) subject to different Investment Guidelines attached hereto as Exhibit A and which may be subject to different fees as set forth in Appendix B. To the extent that the Account is comprised of two or more Sub-Accounts, the Client acknowledges that the amount of Client assets to be included and managed in each Sub-Account, and the Investment Guidelines applicable thereto, have been prescribed by the Client. The Adviser has no responsibility, unless otherwise expressly provided in the Investment Guidelines, to allocate assets from one Sub-Account to another or advise the Client regarding any such allocation from time to time. Cash and other assets may, at the Adviser’s discretion, be deemed part of the Account and the Client shall be responsible for all transactions effected on the basis of such assumption, beginning before immediately available funds (in the case of cash) and Client ownership (in the case of securities) are received by the Custodian (as defined below) in its account for the Client. The Client consents and acknowledges that securities issued by The Goldman Sachs Group, Inc. or any of its affiliates (“GS Securities”) received as original or additional assets of the account will be sold as soon as practical, unless Client directs the Adviser to retain the GS Securities in writing prior to funding date. Furthermore, Client acknowledges that it is the policy of the Adviser not to give advice with respect to the purchase, sale, voting or retention of GS Securities. The Client shall provide the Adviser with one day advanced notice of additions to, or withdrawals from, the Account.

5. Custody. The cash and assets of the Account shall be held by a custodian (the “Custodian”) appointed by the Client pursuant to a separate custody agreement or by the Client itself. The Adviser and its affiliates shall at no time have custody or physical control of the assets and cash in the Account. The Adviser shall not be liable for any act or omission of the Custodian. The Client shall instruct the Custodian to act, within the limits of the Adviser’s authority hereunder, in accordance with instructions from the Adviser and shall deposit security within the limits provided hereunder as directed by the Adviser. The Client shall instruct the Custodian to provide the Adviser with such periodic reports concerning the status of the Account as the Adviser may reasonably request from time to time. The Client will not change the Custodian without giving the Adviser reasonable prior written notice of its intention to do so together with the name and other relevant information with respect to the new Custodian. The Client authorizes and directs the Custodian to debit its custodial account maintained for Client for all remuneration and expenses payable hereunder. In such a case, the Adviser will send a statement to the Custodian indicating the amount of the fee to be paid to the Adviser hereunder. The Client agrees that if the Custodian does not determine whether the Adviser’s fee is properly calculated, it will be the Client’s responsibility to undertake such verification. The Client will arrange for the Custodian to send to the Client, no less than quarterly, a statement showing all amounts disbursed from the Client’s Custodian account to the Adviser.

6. Representations and Warranties of the Adviser. The Adviser hereby represents and warrants to, and agrees with, the Client that this Agreement has been duly authorized, executed and delivered by the Adviser and constitutes its legal, valid and binding obligation and that the Adviser is registered under the U.S. Investment Advisers Act of 1940 as an “investment adviser”.

7. Representations and Warranties; Certain Agreements of the Client. (a) The Client hereby represents and warrants to, and agrees with, the Adviser that: (i) the Client is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing; (ii) the assets of Client do not constitute “plan assets” (as defined under 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA) subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and/or Section 4975 of the Internal Revenue Code of 1986 (the “Code”); (iii) the Client is the sole beneficial owner of all assets in the Account, and that no restrictions exist on the transfer, sale or other disposition of any of those assets and no option, lien, charge, security or encumbrance exists or will, due to any act or omission of the Client, all of the Client’s assets are available to satisfy the obligations of it under any ISDA Agreement (as defined below), and the Client will take and/or permit the Adviser on its behalf to take any and all necessary actions in order to grant a valid, perfected security interest in such assets to a counterparty under the applicable credit support annex to an ISDA Agreement; (iv) this Agreement has been duly authorized, executed and delivered by the Client and constitutes the Client’s legal, valid and binding obligation and, without limitation, all transactions in securities, futures, options, swaps, forwards and other instruments and obligations of any kind relating thereto authorized by the Client in the Investment Guidelines, including but not limited to transactions governed by the 1992 form Master Agreement published by the International Swaps and Derivatives Association, Inc. (“ISDA Agreement”) (collectively, “Obligations”) are within the Client’s power, are duly authorized by the Client and, when duly entered into with a counterparty, will be the legal, valid and binding Obligations of the Client; (v) Intentionally Omitted (vi) without limitation, the Investment Guidelines do not violate the constituent documents of, or any law, rule, regulation, order, decree or judgment binding on the Client, or any contractual restriction binding on or affecting the Client or its properties and no governmental or other notice or other consent is required in connection with the execution, delivery or performance of this Agreement by the Client or any agreements the Company become a party to governing or relating to the Obligations, as necessary; (vii) the Client shall have full responsibility for payment of all taxes due on capital or income held or collected for the Account; (viii ) the Client will not deal or authorize anyone other than the Adviser to deal with the Account; (ix ) the Client is not required to be registered as an investment company under the Investment Company Act of 1940; (x) the Client is a sophisticated institutional investor and has independently examined and understands the tax, legal, financial and accounting risks and consequences related to the Account and the transactions permitted under the Investment Guidelines, and the counterparty to any ISDA Agreement is not acting as a fiduciary in connection with the ISDA Agreement or any Transaction (including by virtue of the counterparty’s reservation or exercise of any rights it may have in connection with the ISDA Agreement or any Transaction); (xi) the Client is an “accredited investor” as defined in Regulation D and a “Qualified Institutional Buyer” as defined in Rule 144A under the U.S. Securities Act of 1933; (xii ) the Client is not a commodity pool and the Client and any person with trading authority over the Client’s accounts is not required to be registered as a Commodity Pool Operator under the Commodity Exchange Act (the “Act”) or has reviewed the registration requirements of the Commodity Exchange Act, as amended, and the National Futures Association pertinent to commodity pool operators and has determined that the Client is in compliance with such requirements; and (xiii) the Client is a “Qualified Eligible Person” as defined under Commodity Futures Trading Commission (“CFTC”) Regulation 4.7, it consents to its account being an “exempt account” for purposes of such Regulation and it acknowledges that it has not been furnished with a disclosure document prepared in accordance with CFTC Regulation 4.31 because no such document is required pursuant to CFTC Regulation 4.7; (xiv) no Event of Default or Potential Event of Default or, to the Client’s knowledge, Termination Event (all as defined in the ISDA Agreements) with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under the ISDA Agreement; and (xv) there is not pending, or to the Client’s knowledge, threatened against the Client or any of its affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect (a) the legality, validity or enforceability against it of any ISDA Agreement or (b) its ability to perform its obligations under any ISDA Agreement. In addition, the Client acknowledges receipt of Part II of GSAM’s Form ADV at least 48 hours prior to entering into this Agreement and, to the extent that options are approved investments for the Account, the Client also acknowledges receipt of the Characteristics and Risks of Standardized Options booklet. Furthermore, all information that is furnished in writing by or on behalf of the Client to the Adviser is, as of the date of the information, true, accurate and complete in every material respect, and the Client agrees to inform the Adviser promptly in writing if any representation, warranty or agreement made by the Client in this Agreement is no longer true, correct or complete or requires exception and/or modification to remain true.

8. Limitation of Liability; Indemnification. (a) To the extent permitted by law, the Adviser shall not be liable for any expenses, losses, damages, liabilities, demands, charges and claims of any kind or nature whatsoever (including without limitation any legal expenses and costs and expenses relating to investigating or defending any demands, charges and claims) (collectively “Losses”) by or with respect to the Account, except to the extent that such Losses are actual losses of the Client proven with reasonable certainty, are the direct result of an act or omission taken or omitted by the Adviser during the term of this Agreement which constitutes bad faith, gross negligence or willful misconduct under the Agreement. Without limitation, the Adviser shall not be liable for Losses resulting from or in any way arising out of (i) any action of the Client or its previous advisers or its Custodian or other agents, following any direction of the Client or the Adviser’s failure to follow any unlawful or unreasonable direction of the Client, (ii) force majeure or other events beyond the control of the Adviser, including without limitation any failure, default or delay in performance resulting from computer or other electronic or mechanical equipment failure, unauthorized access, strikes, failure of common carrier or utility systems, severe weather or breakdown in communications not reasonably within the control of the Adviser or other causes commonly known as “acts of god”, or (iii) general market conditions unrelated to any violation of this Agreement by the Adviser. The Adviser gives no warranty as to the performance or profitability of the Account or any part thereof, nor any guarantee that the investment objectives, expectations or targets described in this Agreement and/or in the Investment Guidelines or any Client Policy Statements will be achieved, including without limitation any risk control, risk management or return objectives, expectations or targets. The Account may suffer loss of principal, and income, if any, may fluctuate. The value of Account investments may be affected by a variety of factors, including, but not limited to, economic and political developments, interest rates and issuer-specific events, market conditions, sector positioning, and other factors. The Adviser shall not be responsible for the performance by any person not affiliated with the Adviser of such person’s commercial obligations in executing, completing or satisfying such person’s obligations. The Adviser shall not be responsible for any Losses incurred after termination of the Account. The Adviser shall have no responsibility whatsoever for the management of any other assets of the Client and shall incur no liability for any Losses which may result from the management of such other assets. U.S. federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith; nothing herein shall constitute a waiver or limitation of any rights which the Client may have, if any, under any applicable U.S. federal and state securities laws. The rights of the Client under this clause (a) shall be the exclusive remedy of the Client for any breach of the Adviser under this Agreement.

(b) The Client shall reimburse, indemnify and hold harmless the Adviser, its affiliates and their partners, directors, officers and employees and any person controlled by or controlling the Adviser (“indemnitees”) for, from and against any and all Losses (i) relating to this Agreement or the Account arising out of any misrepresentation or act or omission or alleged act or omission on the part of the Client or previous advisers or the Custodian or any of their agents; or (ii) arising out of or relating to any demand, charge or claim in respect of an indemnitee’s acts, omissions, transactions, duties, obligations or responsibilities arising pursuant to this Agreement, unless (y) a court with appropriate jurisdiction shall have determined by a final judgment which is not subject to appeal that such indemnitee is liable in respect of the demands, charges and claims referred to in this subparagraph or (z) such indemnitee shall have settled such demands, charges and claims with the Client’s consent.

9. Directions to the Adviser. All directions by or on behalf of the Client to the Adviser shall be in writing signed either by the Client or by an authorized agent of the Client or, if by telephone, confirmed in writing. For this purpose, the term in writing, shall include directions given by facsimile. A list of persons authorized to give instructions to the Adviser hereunder with specimen signatures, is set out in Appendix C to this Agreement. The Client may revise the list of authorized persons from time to time by sending the Adviser a revised list which has been certified either by the Client or by a duly authorized agent of the Client. The Adviser shall incur no liability whatsoever in relying upon any direction from, or document signed by, any person reasonably believed by it to be authorized to give or sign the same, whether or not the authority of such person is then effective. The Adviser shall be under no duty to make any investigation or inquiry as to any statement contained in any writing and may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained. Directions given by the Client to the Adviser hereunder shall be effective only upon actual receipt by the Adviser and shall be acknowledged by the Adviser through its actions hereunder only, unless the Client is advised by the Adviser otherwise.

10. Reports/Communications. (a) The Adviser shall provide the Client with reports containing the holdings, valuations and performance of the Account on a monthly basis commencing with an initial valuation of the Account as at the date on which the Adviser commences the provision of discretionary investment management services pursuant to Section 2.4, or otherwise as the Parties may agree. Performance reporting shall begin as of the business day one full month following the date on which cash or securities are deemed part of the Account or Sub-Account as provided in Section 4, or on such earlier date in the Adviser’s reasonable discretion.

(b) If the Client requests that such reports be transmitted or made available electronically (subject to the Client complying with such reasonable requirements as to security and confidentiality as the Adviser may impose), the Client acknowledges that such reports may not be encrypted and it is possible that they may be intercepted, read and/or amended by unauthorized persons and the Adviser cannot be responsible for unauthorized access.

In addition, the Client acknowledges and agrees that if the parties agree that instructions or other communications related to this Agreement may be transmitted via the internet or other similar media, there is no guarantee that such communications will be delivered to the intended recipient promptly, in the correct format or at all. The Client agrees that all risks associated with the transmission of communications via the internet or other similar media shall be at the Client’s risk and that such communications shall only be deemed to have been delivered upon actual receipt by the intended recipient. If the Client no longer wishes to receive information via the internet or other similar media, or is unwilling to accept the risks inherent in electronic communication, the Client should contact the Adviser to arrange for another means of supplying the information.

Subject to the preceding, the Client consents to receive (i) Part II of the Adviser’s Form ADV, (ii) the offer letter for Part II of Form ADV, and/or (iii) FINRA Rule 5130 negative consent letters, as applicable, via electronic mail.

(c) The Client acknowledges that it has appointed Custodian to obtain accurate and reliable information concerning the valuation of any securities including derivative instruments which are comprised in the Account. The Adviser is not engaged to provide the official books and records of the Account or the assets held on the Account’s behalf. Valuation levels for the assets listed in the Account statements and other documents containing prices reflect GSAM’s good faith effort to ascertain fair market levels (including accrued income, if any) for all positions. The valuation information is believed by GSAM to be reliable for round lot sizes. The prices are indicative only of the assumed fair value of the positions on the relevant date. These valuation levels may not be realized by the Account upon liquidation. Market conditions and transaction size will affect liquidity and price received upon liquidation. Current exchange rates will be applied in valuing positions in foreign currency. GSAM is not obligated to provide pricing information to satisfy any regulatory, tax or accounting requirements to which the Client may be subject.

11. Exercise of Membership Rights; Proxies; Tender Offers; Class Actions. Subject to any other written instructions of the Client or as otherwise stated herein, the Adviser is hereby appointed the Client’s agent and attorney-in-fact to exercise in its discretion all rights and perform all duties which may be exercisable in relation to any assets held or that were held in the Account with respect to the right to vote (or in its discretion, refrain from voting), tender, exchange, endorse, transfer, or deliver any securities in the Account, to participate in or consent to any distribution, plan of reorganization, creditors committee, merger, combination, consolidation, liquidation, underwriting, or similar plan with reference to such securities; and to execute and bind the Client and Account in waivers, consents, covenants and indemnifications related thereto. Further, and unless otherwise directed by the Client, Client hereby directs the Adviser to vote all bank stocks and bank holding company stocks in accordance with the recommendations on any such votes provided by an applicable proxy voting service. Notwithstanding the above, the Client or its Custodian, and not the Adviser, shall make any and all filings in connection with any securities litigation or class action lawsuits involving securities held or that were held in the Account. Except as may be explicitly provided by applicable law, the Adviser shall not incur any liability to the Client by reason of any exercise of, or failure to exercise, any such discretion and shall not incur any liability for any failure arising from an act or omission of a person other than the Adviser. The Client understands that the Adviser establishes from time to time guidelines for the voting of proxies and may employ the services of a proxy voting service to exercise proxies in accordance with the Adviser’s guidelines. The Adviser is authorized to hire at the Client’s expense any agents (including attorneys) the Adviser reasonably deems appropriate in connection with and in order to provide services related to matters set forth in this paragraph and the Client agrees to pay for such agents in addition to the fees set forth in this Agreement if such fees are at a reasonable market rate

12. Non-Assignability. No assignment (as such term is defined under the U.S. Investment Advisers Act of 1940) of this Agreement may be made by either party to the Agreement except with the written consent of the other party; provided that the Client, following the provision of reasonable written notice to the Advisor, may transfer this Agreement to an affiliate of the Client. The Client will be notified by the Adviser of a change in general partners of the Adviser within a reasonable time thereafter.

13. Confidential Information. (a) The Adviser and the Client each agree not to disclose each other’s name to the public or to use each other’s name without the prior written approval of the other party except that the Client hereby consents to the disclosure by the Adviser of the Client’s name to (i) brokers and dealers (including any futures brokers and futures commission merchants if futures are permitted by the Investment Guidelines) whether executing or clearing to effectuate the Adviser’s trading activities on behalf of the Client, (ii) consultants in connection with the completion of questionnaires and informational surveys, and (iii) prospective clients of the Adviser as part of a representative client list. The Client agrees and acknowledges that confidential information and advice furnished by the Adviser to the Client (including without limitation information evidencing the Adviser’s expertise, investment strategies or trading activities) has been developed by the Adviser through the application of methods and standards of judgment and through the expenditure of considerable work, time and money and is the exclusive and proprietary intellectual property of the Adviser which (i) shall be treated as confidential by the Client, (ii) shall not be used by the Client as the basis for effecting transactions in any accounts other than the Account, (iii) shall not be used for any purpose other than Client’s, or Client’s consultant’s, analysis of the performance of the Adviser, and (iv) shall not be disclosed, directly or indirectly, to third parties by the Client except (in the case of (i) through (iv)) with the prior written consent of the Adviser or as required by law. Notwithstanding the above, confidential information may be disclosed if (i) requested by or through, or related to a judicial, administrative, governmental or self-regulatory organization process, investigation, inquiry or proceeding, or is otherwise legally required, (ii) required in order for each party to carry out its responsibilities hereunder, or (iii) permitted upon the prior written consent of the other party.

(b) Notwithstanding anything herein to the contrary, the Client (and each of the Client’s employees, representatives or other agents) is authorized to disclose to any person, the US federal and state income tax treatment and tax structure of any transaction or potential transaction in the Client’s Account and all materials of any kind (including tax opinions and other tax analyses) provided to the Client relating to that treatment and structure, without the Adviser imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

14. Remuneration; Expenses. For its discretionary advisory services hereunder, the Adviser shall be entitled to the fees and terms of payment as set forth in Appendix B to this Agreement. The Adviser may, at its discretion, make payments out of such fees to any affiliate from which the Adviser obtains assistance. Furthermore, the Client acknowledges and agrees that, if Client has been referred to the Adviser by an employee of the Adviser or any of its affiliates, the Adviser may, at its discretion, make payments out of such fees directly or indirectly to said employee, and that such persons may also receive commissions or commission equivalents related to brokerage transactions effected by Goldman, Sachs & Co. and its affiliates as compensation for such referral or for services provided to the Client in relation to the Account . Custodial fees, if any, are charged separately by the Custodian for the Account and are not included in Appendix B unless specifically set forth therein. The Client shall be responsible for payment of brokerage commissions, transfer fees, registration costs, taxes and other similar costs and transaction-related expenses and fees arising out of transactions in the Account as well as any expenses described in Section 11, and the Client hereby authorizes the Adviser to incur such expenses for the Account.

15. Services to Other Clients; Certain Affiliated Activities. (a) The relationship between the Adviser and the Client is as described in this Agreement and permits, expressly as set forth herein, the Adviser and its affiliates to act in multiple capacities (i.e., act as principal or agent in addition to acting on behalf of Client), and, subject only to the Adviser’s execution obligations set forth in Section 3 hereof, to effect transactions with or for the Account in instances in which the Adviser and its affiliates may have multiple interests. In this regard the Client understands that the Adviser is part of a worldwide, full-service investment banking, broker-dealer, asset management organization, and as such, the Adviser and its affiliates (the “Firm”) and their managing directors, directors, officers and employees (“Personnel”) may have multiple advisory, transactional and financial and other interests in securities, instruments and companies that may be purchased, sold or held by the Adviser for the Account. The Firm may act as adviser to clients in investment banking, financial advisory, asset management and other capacities in advisory or other assignments of all types included those related to instruments that may be purchased, sold or held in the Account, and the Firm may issue, or be engaged as underwriter for the issuer of, instruments that the Account may purchase, sell or hold. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interests of the Client. The Firm and Personnel may act in a proprietary capacity with long or short positions, in instruments of all types, including those that the Account may purchase, sell, or hold. Such activities could affect the prices and availability of the securities and instruments that the Adviser seeks to buy or sell for the Account, which could adversely impact the performance of the Account. Personnel may serve as directors of companies the securities of which the Account may purchase, sell, or hold. The Firm and Personnel may give advice, and take action, with respect to any of the Firm’s clients or proprietary accounts that may differ from the advice given, or may involve a different timing or nature of action taken, than with respect to any one or all of the Adviser’s advisory accounts, and effect transactions for such clients or proprietary accounts at prices or rates that may be more or less favorable than for the Account. The Firm and Personnel may obtain and keep any profits, commissions and fees accruing to them in connection with their activities as agent or principal in transactions for the Account and other activities for themselves and other clients and their own accounts and the Adviser’s fees as set forth in this Agreement shall not be abated thereby.

(b) The Client understands that the ability of the Adviser and its affiliates to effect and/or recommend transactions may be restricted by applicable regulatory requirements in the United States, United Kingdom or elsewhere and/or their internal policies designed to comply with such requirements. As a result, there may be periods when the Adviser will not initiate or recommend certain types of transactions in certain investments when the Adviser or its affiliates are performing investment banking or other services or when aggregated position limits have been reached and the Client will not be advised of that fact. Without limitation, when Goldman Sachs or an affiliate is engaged in an underwriting or other distribution of securities of a company, the Adviser may in certain circumstances be prohibited from purchasing or recommending the purchase of certain securities of that company for its clients. Without limitation, the Adviser and its affiliates may also be prohibited from effecting transactions for the Account with or through its affiliates, from acting as agent for another customer as well as the Client in respect of a particular transaction, or from acting as the counterparty on a transaction with the Client. If not prohibited, the Adviser is nonetheless not required to effect transactions for the Account with or through its affiliates and other clients or in instances in which the Adviser or its affiliates have multiple interests.

(c) The Client should be aware that from time to time at the Adviser’s discretion, advisory Personnel may consult with Personnel in proprietary trading or other areas of the Firm or form investment policy committees comprised of such Firm Personnel, and the performance of Firm Personnel obligations related to their consultation with the Adviser could conflict with their areas of primary responsibility within the Firm. In connection with their activities with the Adviser, such Firm Personnel may receive information regarding the Adviser’s proposed investment activities which is not generally available to the public. However, there will be no obligation on the part of such Firm Personnel to make available for use by advisory accounts any information or strategies known to them or developed in connection with their client, proprietary or other activities. In addition, the Firm will be under no obligation to make available any research or analysis prior to its public dissemination. Furthermore, the Firm shall have no obligation to recommend for purchase or sale by advisory accounts any security that the Firm or Personnel may purchase for themselves or for any other clients. The Firm shall have no obligation to seek to obtain any material non-public (“inside”) information about any issuer of securities, and will not effect transactions for advisory accounts on the basis of any inside information as may come into its possession.

16. Duration and Termination. This Agreement shall continue in full force and effect until terminated in writing as set forth below. The Adviser or the Client may terminate the Agreement at any time upon 30 days’ written notice without penalty or other additional payment except that the Client will pay the fees of the Adviser referred to in Section 11 and Section 14 of the Agreement prorated to the date upon which all trades have settled and all positions have been liquidated or otherwise transferred upon order of the Client. Termination of the Adviser’s discretionary authority hereunder to supervise and direct the investment and reinvestment of assets in the Account shall be effective immediately upon one party’s receipt of written notice of termination from the other party provided that the Client shall honor any trades entered but not settled before the date of any such termination and that, upon such termination, except as the Client may otherwise direct, the Account will be liquidated by the Adviser in an orderly manner. Sections 6, 7, 8, 13, 14, 15, 16, 17, 18 and 20 shall survive the termination of this Agreement.

17. Notices. (a) Except as otherwise specifically provided herein, all notices shall be deemed duly given when sent in writing to the appropriate party at the addresses appearing at the end of this Agreement for each signatory hereto, or to such other address as shall be notified in writing by that party to the other party from time to time or, if sent by facsimile transmission, upon transmission.

(b) The Client agrees that it will be notified only of trading errors by the Adviser that in the Adviser’s reasonable view, result in a loss as a result of a direct violation of the Investment Guidelines or fiduciary responsibility but that no other notice of errors is required.

18. Entire Agreement; Amendment, Etc. This Agreement, including the Appendices attached hereto, states the entire agreement of the parties with respect to management of the Account and may not be amended except by a writing signed by the parties. If any provision or any part of a provision of this Agreement shall be found to be void or unenforceable, it shall not affect the remaining part which shall remain in full force and effect. All terms used but not defined in the Appendices shall have the meaning ascribed to herein.

19. Effective Date. (a) This Agreement shall become effective on the day and year first written above.

(b) The Adviser shall commence its discretionary investment management activities, as contemplated under the Agreement, on the later of the date of (i) execution of this Agreement by each of the parties; (ii) either the receipt by the Adviser of confirmation in writing from the Custodian that cleared funds are available to the Adviser for investment on behalf of the Client or that assets initially comprising the Account have been delivered to the Custodian and are available for disposition by the Adviser; or (iii) such other date agreed in writing between the Adviser and the Client.

20. Governing Law. This Agreement shall be governed by, and construed in accordance with the law of New York. The Client acknowledges and agrees however that, to the extent that the Adviser delegates power and authority hereunder to an Affiliate Adviser, the laws and regulations applicable to such Affiliate Adviser’s activities will apply to the Affiliate Adviser’s activities for the Account. Nothing herein shall constitute a waiver or limitation of any rights which the Client may have, if any, under any applicable U.S. federal and state securities laws

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly appointed agents so as to be effective on the day, month and year first above written.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:
Name:
Title:

Notice Address:	Goldman Sachs Asset Management, L.P.
200 West Street
New York, New York 10282
Attention: Chief Executive Officer
Fax: 212-346-3213

Date:

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION (“CFTC”) IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE CFTC. THE CFTC DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE CFTC HAS NOT REVIEWED OR APPROVED THE TRADING PROGRAM ADOPTED HEREUNDER OR ANY BROCHURE OR ACCOUNT DOCUMENT.

ALTERRA BERMUDA LIMITED

By:
Name:
Title:

Notice Address:	c/o Alterra Capital Services USA LLC 1350 Avenue of the Americas, Suite 1130 New York, NY 10019 Attention: John Patin Fax: 646-929-5602

Date: